PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

               Supplement to Variable Life Insurance Prospectuses
                                       and
     Variable Annuity Prospectuses and Statements of Additional Information

                                December 18, 2001


     On December 18, 2001, The Prudential Insurance Company of America completed its transition from a mutual insurance company to a stock insurance company. Accordingly, we revise the description of Pruco Life Insurance Company of New Jersey to provide as follows:

     Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York.

     Pruco Life of New Jersey is an indirect, wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.



PLNJIPOSUP Ed. 12-2001